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                                                                  Exhibit 10.14

                                    PROMISSORY NOTE

$750,000.00                  San Antonio, Texas              November 30, 1999

     FOR VALUE RECEIVED, the undersigned BEAULIEU RIVER CAPITAL LC, (FORMERLY WESTON INVESTMENT INTERESTS, L.L.C.), a Nevada limited liability company (herein called "MAKER", whether one or more), hereby promises to pay to the order of RACKSPACE, LTD. a Texas limited partnership (herein together with all subsequent holders hereof called "HOLDER") at its main office in San Antonio, Bexar County, Texas, or at such other address as the Holder hereof may from time to time designate in writing to Maker, the principal sum of $750,000.00, or so much thereof as may be advanced, together with interest on the principal balance from time to time remaining unpaid from the date of advance until paid at the rate hereinafter provided. This Note is made in substitution of that certain Note dated November 30, 1999 between Weston Investement Interest, L.L.C. as Maker and Rackspace, Ltd. As Holder which provided for a Maturity Date of January 5, 2000.

I.   MATURITY DATE:

     As used herein, the "MATURITY DATE" for this Note shall be February 18, 2000.

II.  INTEREST RATE:

     Prior to the Maturity Date, interest on the principal balance advanced and outstanding shall accrue at the rate of eight percent (8.00%) per annum. Interest on this Note shall be calculated on a daily rate equal to 1/365th of the annual percentage rate herein provided.

III. PAYMENT OF PRINCIPAL AND INTEREST:

     This Note shall be due and payable as follows, to-wit:

     Principal and interest shall be due and payable in full on the Maturity
Date.

IV.  PREPAYMENT:

     Maker may prepay the principal of this Note in whole or in part at any time or times without penalty.
V.   SUCCESSORS AND ASSIGNS:

     The terms and conditions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.

                              (SIGNATURES ON NEXT PAGE)
     IN WITNESS WHEREOF Maker has duly executed this Note as of the day and year first above written.

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                              MAKER:

                              BEAULIEU RIVER CAPITAL LC

                              /s/ Graham M. Weston
                              -------------------------------
                              By:  Graham M. Weston, Member





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